FEDERATED UTILITY FUND, INC.
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Supplement to Prospectus Dated April 30, 2002

     A Special Meeting of Shareholders of Federated Utility Fund, Inc. (the "Fund") will be held on December 19, 2002 at 2:00 p.m., Eastern time, at the Fund's principal place of business, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. At this meeting, shareholders will be asked to vote on the following proposals:

(1) To approve or disapprove deletion of the Fund's investment policy regarding investing in the utilities industry and investment grade fixed income securities.

(2) To approve or disapprove a proposed Plan and Agreement of Reorganization ("Agreement") changing the form of organization of the Fund from a Maryland corporation to a Massachusetts business trust. Pursuant to the Agreement, a newly created portfolio (the "Reorganized Fund") of Federated Income Securities Trust, a Massachusetts business trust, would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

     If approved by shareholders, these proposals will take effect on or after December 19, 2002, and the name of the Fund will change to "Federated Capital Income Fund" to reflect the change to the Fund's investment policy. Shareholders will be notified if the proposals are not approved. Please keep this supplement for your records.

     The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournment thereof.






                                                                October 24, 2002
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779


27901 (10/02)

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